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                                                                   Exhibit 10.02


                                AMENDMENT NO. 2
                                       TO
                 AGREEMENT FOR EXCHANGE AND PURCHASE AND ESCROW
                                  INSTRUCTIONS


     This AMENDMENT NO. 2 TO AGREEMENT FOR EXCHANGE AND PURCHASE AND ESCROW INSTRUCTIONS ("Amendment No. 2") is made as of November 20, 1998 by and between SYMANTEC CORPORATION, a Delaware corporation ("Symantec") and TST DEVELOPMENT, L.L.C., a Delaware limited liability company ("TST") with reference to the following:

A. Symantec and TST are parties to that certain Agreement for Exchange and Purchase and Escrow Instructions dated as of September 22, 1998 (the "Agreement").

B. The Agreement was amended pursuant to that certain Amendment No. 1 dated as of November 4, 1998 ("Amendment No. 1").

C. The parties now desire to further amend the Agreement to further extend the end of the Feasibility Period.

D. All capitalized terms used in this Amendment No. 2 shall have the same meaning as defined in the Agreement unless separately defined herein.


                                   AGREEMENT

1. Notwithstanding anything to the contrary in the Agreement or Amendment No. 1, the end of the Feasibility Period is hereby extended to 5:00 p.m. PST on December 4, 1998.

2. Except as herein amended, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of November 20, 1998.

"SYMANTEC"                              "TST"
SYMANTEC CORPORATION,                   TST DEVELOPMENT, L.L.C.,
a Delaware corporation                  a Delaware limited liability company

By:  /s/  HOWARD BAIN                   By:  /s/  BRUCE D. SABER
   -------------------                     -----------------------
Name:  Howard Bain                      Name:  Bruce D. Saber
Its                                     Its Vice President
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